December 7, 2016

BNY MELLON FUNDS TRUST
–BNY Mellon Municipal Opportunities Fund

Supplement to Prospectus
dated December 31, 2015

The following information supersedes and replaces any contrary information contained in the sections of the Fund's Prospectus entitled "Fund Summary – BNY Mellon Municipal Opportunities Fund" and "Shareholder Guide – Buying, Selling and Exchanging Shares – BNY Mellon Municipal Opportunities Fund is Closed to Most New and Existing Investors":

Effective at the start of business on December 15, 2016, the fund will reopen to new and existing investors. The fund reserves the right to close again to new and/or existing investors at any time.

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